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                                                                    Exhibit 23.2


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors of
Computer Network Technology Corporation:

We consent to the use of our reports incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus in this S-3 Registration Statement.


                                                      /s/ KPMG LLP






Minneapolis, Minnesota
August 23, 1999

                                    23.2-1